Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Sources of Pre-Tax Income and Related Tax Provision by Region
Geographic sources of income before income taxes consists of the following:

(in millions)	2020	2019	2018
Continuing operations:
U.S. domestic	$353.3	$487.3	$382.8
Foreign	50.9	87.8	64.1
Income from continuing operations before income taxes	404.2	575.1	446.9

Discontinued operations:
U.S. domestic	(21.8)	(4.4)	269.2
Foreign	13.5	22.8	29.9
Income from discontinued operations before income taxes	(8.3)	18.4	299.1

Total income before income taxes	$395.9	$593.5	$746.0
The provision for income taxes from continuing operations consists of the following:

(in millions)	2020	2019	2018
Current provision:
Federal and State	$86.0	$108.5	$71.7
Foreign	18.6	17.7	18.2
Total current provision	104.6	126.2	89.9

Deferred benefit:
Federal and State	(14.8)	(7.3)	8.1
Foreign	(11.3)	(1.6)	(9.4)
Total deferred benefit	(26.1)	(8.9)	(1.3)

Total provision for income taxes	$78.5	$117.3	$88.6
Rate Reconciliation
A reconciliation of the tax provision from continuing operations computed at the U.S. federal statutory rate to the actual tax provision follows:

(in millions)	2020	2019	2018
Taxes at U.S. statutory rate	$84.9	$120.8	$93.8
State and local taxes, net of federal income tax benefit	11.5	16.2	12.4
Foreign earnings taxed at different rates	1.7	(1.6)	(0.5)
Change in unrecognized tax benefit	(11.5)	(3.1)	(7.6)
Return to provision adjustments	(2.5)	(7.3)	(1.3)
Tax credits	(4.3)	(4.5)	(2.5)
Impact of U.S. tax reform	—	—	(3.3)
Other, net	(1.3)	(3.2)	(2.4)
Provision for income taxes	$78.5	$117.3	$88.6
Effective income tax rate on continuing operations	19.4%	20.4%	19.8%
Cash payments for income taxes, net of refunds, were $116.6 million, $113.0 million and $195.6 million, in 2020, 2019 and 2018, respectively.
Deferred Tax Assets (Liabilities), net

(in millions)	December 31, 2020	December 31, 2019
Employee benefits	$37.3	$29.4
Deferred revenue	24.4	22.9
Lease liabilities	14.3	15.8
Deferred state tax attributes	6.6	7.8
Inventory reserves	6.4	6.6
Warranty reserves	5.4	4.6
Foreign loss carryforwards	5.3	4.4
Allowance for credit losses	3.1	3.0
Federal tax credit carryovers	3.3	2.4
Other, net	8.1	4.8
Gross deferred assets	114.2	101.7
Valuation allowances	(7.1)	(5.3)
Deferred tax assets after valuation allowances	107.1	96.4

Intangibles	(189.6)	(202.4)
Property, plant and equipment	(52.5)	(50.6)
Right of use assets	(12.9)	(14.5)
Undistributed foreign earnings	(4.6)	(13.6)
Gross deferred liabilities	(259.6)	(281.1)

Net deferred tax liabilities	$(152.5)	$(184.7)
Deferred tax assets and liabilities are classified as long-term. Foreign deferred tax assets and liabilities are grouped separately from U.S. domestic assets and liabilities and are analyzed on a jurisdictional basis.
Deferred tax assets and liabilities included in the Consolidated Balance Sheet follows:

(in millions)	December 31, 2020	December 31, 2019
Other long-term assets	$3.5	$3.6
Other long-term liabilities	(156.0)	(188.3)
Net deferred tax liabilities	$(152.5)	$(184.7)
Valuation Allowances
As of December 31, 2020, the Company had no deferred tax assets related to net operating loss (“NOL”) carryforwards for U.S. federal tax purposes but had a deferred tax asset for state NOL carryforwards and credits of approximately $2.8 million (expiring 2022 through 2040). The Company believes that it is likely that certain of the state attributes will expire unused and therefore has established a valuation allowance of approximately $0.4 million against the deferred tax assets associated with these attributes. The Company also has deferred tax assets related to NOL carryforwards in foreign jurisdictions of approximately $5.3 million, which begin to expire in 2022. The Company believes that it is likely that certain foreign NOL carryforwards will expire unused and therefore has established a valuation allowance of approximately $3.5 million. As of December 31, 2020, the Company had foreign tax credit carryforwards of $3.2 million, which begin to expire in 2028. The Company believes it is likely the credits will expire unused and therefore has established a full valuation allowance.
Undistributed Foreign Earnings
The Company has determined that an amount approximately equal to foreign cash balances and other certain assets is not permanently reinvested for withholding tax purposes, which results in an accrual of $4.6 million. It is not practicable to calculate deferred tax balances on other basis differences.
Unrecognized Tax Benefits
Unrecognized tax benefits reflect the difference between the tax benefits of positions taken or expected to be taken on income tax returns and the tax benefits that meet the criteria for current recognition in the financial statements. The Company periodically assesses its unrecognized tax benefits.
A summary of the movement in gross unrecognized tax benefits (before estimated interest and penalties) follows:

(in millions)	2020	2019	2018
Balance as of January 1	$35.7	$27.1	$37.0
Additions based on tax positions related to current year	0.4	0.3	3.3
Reductions due to statute of limitations	(10.8)	(4.8)	(11.8)
Adjustments related to acquired uncertain tax positions	(0.8)	11.6	—
Adjustments for tax positions of prior years	—	1.8	—
Reductions due to settlements	—	(0.1)	(1.2)
Adjustments due to foreign exchange rates	(0.2)	(0.2)	(0.2)
Balance as of December 31	$24.3	$35.7	$27.1
If the unrecognized tax benefits as of December 31, 2020, were to be recognized, approximately $28.1 million would impact the Company’s effective tax rate. The amount impacting the Company’s effective rate is calculated by adding accrued interest and penalties to the gross unrecognized tax benefit excluding positions related to discontinued operations and subtracting the tax benefit associated with state taxes and interest.
The Company classifies and reports interest and penalties associated with unrecognized tax benefits as a component of the income tax provision on the Consolidated Statements of Income and as a long-term liability on the Consolidated Balance Sheets. The total amount of such interest and penalties accrued, but excluded from the table above, at the years ending 2020, 2019 and 2018 were $7.9 million, $8.9 million and $5.1 million, respectively.
The Company is subject to U.S. federal income tax as well as income tax in multiple state and foreign jurisdictions. The Company is working with the IRS to complete its compliance assurance process for the 2019 tax year.
Generally, state income tax returns are subject to examination for a period of three years to five years after filing. Substantially all material state tax matters have been concluded for tax years through 2013. Various state income tax returns for subsequent years are in the process of examination. At this stage the outcome is uncertain; however, the Company believes that contingencies have been adequately provided for. Statutes of limitation vary among the foreign jurisdictions in which the Company operates. Substantially all foreign tax matters have been concluded for tax years through 2009. The Company believes that foreign tax contingencies associated with income tax examinations underway or open tax years have been provided for adequately.
Based on the outcome of certain examinations or as a result of the expiration of statutes of limitations for certain jurisdictions, the Company believes that within the next 12 months it is reasonably possible that previously unrecognized tax benefits could decrease by approximately $9.0 million to $10.0 million. These previously unrecognized tax benefits relate to a variety of tax issues including tax matters relating to prior acquisitions and various state matters.